AMENDMENT TO
                    REVOLVING CREDIT AND GUARANTY AGREEMENT


                  AMENDMENT dated as of December 15, 2005 (the "Amendment") to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of November 1, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the "Credit Agreement"), among MCLEODUSA INCORPORATED, a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory thereto (each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party thereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1 Defined Terms. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         2. Increase in Letter of Credit Sub-Limit. Section 2.03(a)(i) of the Credit Agreement is amended to read in its entirety as follows: "(i) the aggregate Letter of Credit Outstandings shall exceed $23,400,000".

         3. Counterparts; Effectiveness. (a) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall become effective on the date on which the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

         4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         5. Miscellaneous. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement (and all such terms and conditions shall remain in full force and effect and are hereby ratified and affirmed) or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                          [SIGNATURE PAGES TO FOLLOW]

                          Signature Page to Amendment
                   to Revolving Credit and Guaranty Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                                  BORROWER:

                                  MCLEODUSA INCORPORATED
                                  By:   /s/ Joseph Ceryanec
                                       --------------------------------------
                                       Title:  Acting CFO

                                  GUARANTORS:

                                  MCLEODUSA HOLDINGS, INC.

                                  MCLEODUSA INFORMATION SERVICES, INC.

                                  MCLEODUSA NETWORK SERVICES, INC.

                                  MCLEODUSA PURCHASING, L.L.C.

                                  MCLEODUSA TELECOMMUNICATIONS SERVICES,
                                  INC.


                                  By:   /s/ Joseph Ceryanec
                                       --------------------------------------
                                       Title:   Acting CFO

                                  AGENT AND LENDERS:


                                  JPMORGAN CHASE BANK, N.A.
                                    Individually and as Agent


                                  By:  /s/ Susan E. Atkins
                                       -------------------------------------
                                       Title:  Managing Director

                                  FIDELITY ADVISOR SERIES II:
                                  FIDELITY ADVISOR HIGH INCOME
                                  ADVANTAGE FUND


                                  By:   /s/ John H. Costello
                                       --------------------------------------
                                       Title:    Assistant Treasurer

                                  JEFFERIES & CO. INC.


                                  By:   /s/ Dan Stanley
                                       --------------------------------------
                                       Title:   Senior Vice President


                                  JEFFERIES PARTNERS OPPORTUNITY
                                  FUND, LLC


                                  By:   /s/ Dan Stanley
                                       --------------------------------------
                                       Title: CFO


                                  JEFFERIES PARTNERS OPPORTUNITY
                                  FUND II, LLC


                                  By:  /s/ Dan Stanley
                                      ---------------------------------------
                                      Title: CFO


                                  JEFFERIES EMPLOYEES OPPORTUNITY
                                  FUND, LLC


                                  By:  /s/ Dan Stanley
                                      ---------------------------------------
                                      Title: CFO

                               WAYLAND DISTRESSED OPPORTUNITIES
                               FUND I-B, LLC

                               By: Wayzata Investment Partners LLC, its Manager


                               By:  /s/ John D. McEvoy
                                   ---------------------------------------
                                   Title:    Authorized Signatory


                               WAYLAND DISTRESSED OPPORTUNITIES
                               FUND I-C, LLC

                               By: Wayzata Investment Partners LLC, its Manager


                               By:  /s/ John D. McEvoy
                                   ---------------------------------------
                                   Title:    Authorized Signatory